Exhibit 99.1

CareTrust REIT Announces Second Quarter 2025 Operating Results

Conference Call Scheduled for Thursday, August 7, 2025 at 1:00 pm ET
SAN CLEMENTE, Calif., August 6, 2025 (BUSINESS WIRE) -- CareTrust REIT, Inc. (NYSE:CTRE) today reported operating results for the quarter ended June 30, 2025, as well as other recent events.
For the quarter, CareTrust REIT reported:
•Investments of $1.1 billion at an estimated stabilized yield of 8.4%, including the acquisition of Care REIT plc;
•Upsized the credit facility to include a $500 million, 5-year term loan;
•12.1 million shares sold under its ATM Program for gross proceeds of $353.9 million;
•Investment grade rating by Fitch;
•99.7% of contractual rent and interest collected;
•Net income of $68.5 million and net income per share of $0.35;
•Net Debt to Annualized Normalized Run Rate EBITDA of 2.0x;
•Normalized FFO of $83.1 million and normalized FFO per share of $0.43;
•Normalized FAD of $83.1 million and normalized FAD per share of $0.43; and
•A quarterly dividend of $0.335 per share, representing a payout ratio of approximately 78% on normalized FAD.
Since quarter end, CareTrust REIT reports:
•Closing of investments totaling approximately $29.4 million at an estimated stabilized yield of 9%;
•Payoff of the secured notes payable and secured revolving credit facilities assumed in the Care REIT acquisition;
•Cash on hand of approximately $65 million; and
•Investment pipeline of approximately $600 million.
CareTrust’s President and Chief Executive Officer, Dave Sedgwick, commented, “Over the last 18 months we have invested more than the prior eight years combined, deploying roughly $2.7 billion of capital into growth opportunities. In May, we closed on the strategic acquisition of Care REIT that marked our entry into the UK care home market. Determined to maintain momentum in the wake of that transaction, we invested an additional $220 million in the second quarter and since, bringing our total investments year-to-date to approximately $1.2 billion. These investments have broadened our operator bench and diversified our asset mix, payor base and geographic reach -- all while we maintained low leverage, improved our credit capacity to support future expansion and reloaded our pipeline.” Mr. Sedgwick continued, “To ensure the flywheel continues to rip, we have invested throughout the organization by selectively adding talent in tax, finance, investments and asset management, integrating a team of London-based professionals, and deepening operator relationships. All of these moves together are not only producing meaningful FFO per share growth but are also setting the table for strong performance for years to come."
Financial Results for Quarter Ended June 30, 2025
Chief Financial Officer, Bill Wagner, reported that, for the second quarter, CareTrust reported net income of $68.5 million, or $0.35 per diluted weighted-average common share, normalized FFO of $83.1 million, or $0.43 per diluted weighted-average common share, and normalized FAD of $83.1 million, or $0.43 per diluted weighted-average common share.
Liquidity
As of quarter end, CareTrust reported net debt-to-annualized normalized run rate EBITDA of 2.0x, which is below the Company's target leverage range of 4.0x to 5.0x, and a net debt-to-enterprise value of approximately 12.3%. Mr. Wagner stated that, as of today, the Company has $65.0 million in borrowings outstanding on its $1.2 billion revolving credit line, with no scheduled debt maturities prior to 2028. He also disclosed that CareTrust currently has approximately $65 million in cash on hand. During the second quarter of 2025, the Company sold 12.1 million shares under its ATM Program at a weighted average sales price of $29.36 per share for gross proceeds of $353.9 million. As of June 30, 2025, the Company had $380.1 million available for future issuances under the ATM Program. "We have plenty of available capital under both our ATM Program and revolving credit line which will allow us to fund a replenishing pipeline of accretive investment opportunities," said Mr. Wagner.

Increased Guidance
The Company increased guidance for 2025, with Mr. Wagner projecting on a per-diluted weighted-average common share basis net income of approximately $1.43 to $1.45, normalized FFO of approximately $1.77 to $1.79, and normalized FAD of approximately $1.77 to $1.79. He noted that the 2025 guidance is based on a diluted weighted-average common share count of 195.3 million shares, and assumes the following:
•All investments year-to-date;
•No new investments;
•Dispositions made to date;
•Loan repayments made to date;
•No new dispositions;
•No new debt incurrences or new equity issuances; and
•Estimated 2.5% CPI-based rent escalators under CareTrust's long-term net leases.
Dividend Maintained
During the quarter, CareTrust declared a quarterly dividend of $0.335 per common share. On an annualized basis, the payout ratio was approximately 78% based on second quarter 2025 normalized FFO, and 78% based on second quarter 2025 normalized FAD.
Conference Call
A conference call will be held on Thursday, August 7, 2025, at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time), during which CareTrust’s management will discuss second quarter 2025 results, recent developments and other matters. The toll-free dial-in number is 1 (800) 715-9871 or toll dial-in number is 1 (646) 307-1963 and the conference ID number is 2243604. To listen to the call online, or to view any financial or other statistical information required by SEC Regulation G, please visit the Investors section of the CareTrust REIT website at http://investor.caretrustreit.com. This call will be recorded, and will be available for replay via the website for 30 days following the call.
About CareTrustTM
CareTrust REIT, Inc. is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of skilled nursing, seniors housing and other healthcare-related properties. With a portfolio of long-term net-leased properties spanning the United States and United Kingdom, and a growing portfolio of quality operators leasing them, CareTrust REIT is pursuing both external and organic growth opportunities across the United States and internationally. More information about CareTrust REIT is available at www.caretrustreit.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release contains, and the related conference call will include, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the following: future financial and financing plans; strategies related to the Company's business and its portfolio, including acquisition opportunities and disposition plans; growth prospects; operating and financial performance; expectations regarding the making of distributions and payment of dividends; and the performance of the Company’s tenants and operators and their respective facilities.
Words such as “anticipate,” “believe,” “could,” “expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. The Company’s forward-looking statements are based on management’s current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and the Company can give no assurance that its expectations will be attained. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability and willingness of our tenants and borrowers to meet and/or perform their obligations under the agreements we have entered into with them, including without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (ii) the risk that we may have to incur additional impairment charges related to our assets held for sale if we are unable to sell such assets at the prices we expect; (iii) the impact of healthcare reform legislation, including potential minimum staffing level requirements, on the operating results and financial conditions of our tenants and borrowers; (iv) the ability of our tenants and borrowers to comply with applicable laws, rules and regulations in the operation of the properties we lease to them or finance; (v) the intended benefits of our acquisition of Care REIT plc (“Care REIT”) may not be realized, and we will be subject to additional risks from our investment in Care REIT and any other international investments; (vi) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (vii) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities and the ability to acquire and lease the respective properties to such tenants on favorable terms; (viii) the ability to generate sufficient cash flows to service our outstanding indebtedness; (ix) access to debt and equity capital markets; (x) fluctuating interest and currency rates; (xi) the impact of public health crises, including significant COVID-19 outbreaks as well as other pandemics or epidemics; (xii) the ability to retain our key management personnel; (xiii) the ability to maintain our status as a real estate investment trust (“REIT”); (xiv) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xv) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xvi) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, including in the sections entitled “Risk Factors” in Item 1A of such reports, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC.
This press release and the related conference call provides information about the Company's financial results as of and for the quarter ended June 30, 2025 and is provided as of the date hereof, unless specifically stated otherwise. The Company expressly disclaims any obligation to update or revise any information in this press release or the related conference call (and replays thereof), including forward-looking statements, whether to reflect any change in the Company’s expectations, any change in events, conditions or circumstances, or otherwise.
As used in this press release or the related conference call, unless the context requires otherwise, references to “CTRE,” "CareTrust," “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.
Contact:
CareTrust REIT, Inc.
(949) 542-3130
ir@caretrustreit.com

CARETRUST REIT, INC.
CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)
(Unaudited)
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Rental income	$86,033	$55,407	$157,679	$108,909
Interest income from financing receivable	2,886	—	5,693	—
Interest income from other real estate related investments and other income	23,550	13,484	45,718	23,052
Total revenues	112,469	68,891	209,090	131,961
Expenses:
Depreciation and amortization	21,215	13,860	39,056	27,308
Interest expense	13,038	8,679	19,707	16,907
Property taxes and insurance	2,117	1,976	4,182	3,777
Impairment of real estate investments	—	25,711	—	28,455
Transaction costs	61	—	949	—
Property operating expenses	938	255	1,043	915
General and administrative	12,549	6,136	21,572	12,974
Total expenses	49,918	56,617	86,509	90,336
Other income (loss):
Gain on sale of real estate, net	—	21	3,876	32
Unrealized gain (loss) on other real estate related investments, net	1,968	(1,877)	3,255	(2,489)
Gain on foreign currency transaction	4,413	—	4,413	—
Total other income (loss)	6,381	(1,856)	11,544	(2,457)
Income before income tax expense	68,932	10,418	134,125	39,168
Income tax expense	(1,030)	—	(1,030)	—
Net income	67,902	10,418	133,095	39,168
Net loss attributable to noncontrolling interests	(643)	(340)	(1,252)	(336)
Net income attributable to CareTrust REIT, Inc.	$68,545	$10,758	$134,347	$39,504

Earnings per common share attributable to CareTrust REIT, Inc.:
Basic	$0.36	$0.07	$0.71	$0.28
Diluted	$0.35	$0.07	$0.70	$0.28

Weighted-average number of common shares:
Basic	192,444	144,895	189,813	138,866
Diluted	192,851	145,258	190,130	139,230

Dividends declared per common share	$0.335	$0.29	$0.67	$0.58

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(in thousands)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Net income attributable to CareTrust REIT, Inc.	$68,545	$10,758	$134,347	$39,504
Depreciation and amortization	21,215	13,860	39,056	27,308
Noncontrolling interests' share of real estate related depreciation and amortization	(2,513)	—	(4,736)	—
Interest expense[1]	13,038	8,222	19,707	16,450
Income tax expense	1,030	—	1,030	—
Amortization of stock-based compensation	1,945	1,406	5,038	3,526
Amortization of stock-based compensation related to extraordinary incentive plan	1,081	—	1,897	—
EBITDA attributable to CareTrust REIT, Inc.	104,341	34,246	196,339	86,788
Impairment of real estate investments	—	25,711	—	28,455
Gain on foreign currency transaction	(4,413)	—	(4,413)	—
Property operating expenses	1,090	361	985	1,333
Gain on sale of real estate, net	—	(21)	(3,876)	(32)
Non-routine transaction costs	61	—	949	—
Unrealized (gain) loss on other real estate related investments, net	(1,968)	1,877	(3,255)	2,489
Normalized EBITDA attributable to CareTrust REIT, Inc.	99,111	62,174	$186,729	$119,033
Full impact of quarterly investments[2]	10,126	3,188
Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc.	$109,237	$65,362

NET DEBT TO ANNUALIZED NORMALIZED RUN RATE EBITDA RECONCILIATION
(in thousands)
(Unaudited)
	Three Months Ended June 30,
	2025	2024
Total debt[1]	$1,161,990	$600,000
Cash, cash equivalents, restricted cash and escrow deposits on acquisitions of real estate	(306,051)	(495,134)
Net Debt	$855,939	$104,866
Annualized Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc.[3]	$436,948	$261,448
Net Debt to Annualized Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc.	2.0x	0.4x
[1] Interest expense and Total debt exclude the effect of the $75.0 million participation interest recorded as a secured borrowing in the consolidated balance sheets.
[2] Quarterly adjustments give effect to the investments completed and loans receivable pay downs during the three months ended for the respective period as though such investments and pay downs were completed as of the beginning of the period.
[3] Annualized Normalized Run Rate EBITDA is calculated as Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc. for the quarter multiplied by four (4).

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES (continued)
(in thousands)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Net income attributable to CareTrust REIT, Inc.	$68,545	$10,758	$134,347	$39,504
Real estate related depreciation and amortization	21,208	13,853	39,041	27,295
Noncontrolling interests' share of real estate related depreciation and amortization	(2,513)	—	(4,736)	—
Impairment of real estate investments	—	25,711	—	28,455
Gain on sale of real estate, net	—	(21)	(3,876)	(32)
Funds from Operations (FFO) attributable to CareTrust REIT, Inc.	87,240	50,301	164,776	95,222
Gain on foreign currency transaction	(4,413)	—	(4,413)	—
Property operating expenses	1,090	361	985	1,333
Non-routine transaction costs	61	—	949	—
Amortization of stock-based compensation related to extraordinary incentive plan	1,081	—	1,897	—
Unrealized (gain) loss on other real estate related investments, net	(1,968)	1,877	(3,255)	2,489
Normalized FFO attributable to CareTrust REIT, Inc.	$83,091	$52,539	$160,939	$99,044

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES (continued)
(in thousands, except per share data)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Net income attributable to CareTrust REIT, Inc.	$68,545	$10,758	$134,347	$39,504
Real estate related depreciation and amortization	21,208	13,853	39,041	27,295
Noncontrolling interests' share of real estate related depreciation and amortization	(2,513)	—	(4,736)	—
Amortization of deferred financing fees	984	614	1,898	1,228
Amortization of stock-based compensation	1,945	1,406	5,038	3,526
Amortization of stock-based compensation related to extraordinary incentive plan	1,081	—	1,897	—
Straight-line rental income	(1,760)	7	(1,753)	14
Amortization of lease incentives	48	4	96	4
Noncontrolling interests' share of amortization of lease incentives	(24)	—	(48)	—
Amortization of above and below market leases	(972)	(575)	(1,898)	(1,150)
Noncontrolling interests' share of amortization of below market leases	463	—	926	—
Non-cash interest income	(703)	—	(1,326)	—
Impairment of real estate investments	—	25,711	—	28,455
Gain on sale of real estate, net	—	(21)	(3,876)	(32)
Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc.	88,302	51,757	169,606	98,844
Gain on foreign currency transaction	(4,413)	—	(4,413)	—
Property operating expenses	1,090	361	985	1,333
Non-routine transaction costs	61	—	949	—
Unrealized (gain) loss on other real estate related investments, net	(1,968)	1,877	(3,255)	2,489
Normalized FAD attributable to CareTrust REIT, Inc.	$83,072	$53,995	$163,872	$102,666

FFO per share attributable to CareTrust REIT, Inc.	$0.45	$0.35	$0.87	$0.68
Normalized FFO per share attributable to CareTrust REIT, Inc.	$0.43	$0.36	$0.85	$0.71

FAD per share attributable to CareTrust REIT, Inc.	$0.46	$0.36	$0.89	$0.71
Normalized FAD per share attributable to CareTrust REIT, Inc.	$0.43	$0.37	$0.86	$0.74

Diluted weighted average shares outstanding [1]	193,055	145,380	190,329	139,354

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method.

CARETRUST REIT, INC.
CONSOLIDATED INCOME STATEMENTS - 5 QUARTER TREND
(in thousands, except per share data)
(Unaudited)
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Revenues:
Rental income	$55,407	$57,153	$62,199	$71,646	$86,033
Interest income from financing receivable	—	—	1,009	2,807	2,886
Interest income from other real estate related investments and other income	13,484	20,228	23,736	22,168	23,550
Total revenues	68,891	77,381	86,944	96,621	112,469
Expenses:
Depreciation and amortization	13,860	14,009	15,514	17,841	21,215
Interest expense	8,679	8,281	5,122	6,669	13,038
Property taxes and insurance	1,976	2,115	1,946	2,065	2,117
Impairment of real estate investments	25,711	8,417	5,353	—	—
Transaction costs	—	—	1,326	888	61
Provision for loan losses	—	—	4,900	—	—
Property operating expenses	255	3,477	1,322	105	938
General and administrative	6,136	6,663	9,286	9,023	12,549
Total expenses	56,617	42,962	44,769	36,591	49,918
Other (loss) income:
Loss on extinguishment of debt	—	(657)	—	—	—
Gain (loss) on sale of real estate, net	21	(2,286)	46	3,876	—
Unrealized (loss) gain on other real estate related investments, net	(1,877)	1,800	9,734	1,287	1,968
Gain on foreign currency transaction	—	—	—	—	4,413
Total other (loss) income	(1,856)	(1,143)	9,780	5,163	6,381
Income before income tax expense	10,418	33,276	51,955	65,193	68,932
Income tax expense	—	—	—	—	(1,030)
Net income	10,418	33,276	51,955	65,193	67,902
Net loss attributable to noncontrolling interests	(340)	(165)	(180)	(609)	(643)
Net income attributable to CareTrust REIT, Inc.	$10,758	$33,441	$52,135	$65,802	$68,545

Diluted earnings per share attributable to CareTrust REIT, Inc.	$0.07	$0.21	$0.29	$0.35	$0.35

Diluted weighted average shares outstanding	145,258	159,850	182,013	187,416	192,851

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES - 5 QUARTER TREND
(in thousands)
(Unaudited)
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Net income attributable to CareTrust REIT, Inc.	$10,758	$33,441	$52,135	$65,802	$68,545
Depreciation and amortization	13,860	14,009	15,514	17,841	21,215
Noncontrolling interests' share of real estate related depreciation and amortization	—	—	(837)	(2,223)	(2,513)
Interest expense	8,222	7,807	4,768	6,669	13,038
Income tax expense	—	—	—	—	1,030
Amortization of stock-based compensation	1,406	1,143	1,461	3,093	1,945
Amortization of stock-based compensation related to extraordinary incentive plan	—	—	—	816	1,081
EBITDA attributable to CareTrust REIT, Inc.	34,246	56,400	73,041	91,998	104,341
Write-off of deferred financing costs	—	—	354	—	—
Impairment of real estate investments	25,711	8,417	5,353	—	—
Gain on foreign currency transaction	—	—	—	—	(4,413)
Provision for loan losses	—	—	4,900	—	—
Property operating expenses (recovery)	361	3,893	1,665	(105)	1,090
(Gain) loss on sale of real estate, net	(21)	2,286	(46)	(3,876)	—
Loss on extinguishment of debt	—	657	—	—	—
Non-routine transaction costs	—	—	1,326	888	61
Extraordinary incentive plan payment	—	—	2,313	—	—
Unrealized loss (gain) on other real estate related investments, net	1,877	(1,800)	(9,734)	(1,287)	(1,968)
Normalized EBITDA attributable to CareTrust REIT, Inc.	$62,174	$69,853	$79,172	$87,618	$99,111

Net income attributable to CareTrust REIT, Inc.	$10,758	$33,441	$52,135	$65,802	$68,545
Real estate related depreciation and amortization	13,853	14,002	15,507	17,833	21,208
Noncontrolling interests' share of real estate related depreciation and amortization	—	—	(837)	(2,223)	(2,513)
Impairment of real estate investments	25,711	8,417	5,353	—	—
(Gain) loss on sale of real estate, net	(21)	2,286	(46)	(3,876)	—
Funds from Operations (FFO) attributable to CareTrust REIT, Inc.	50,301	58,146	72,112	77,536	87,240
Write-off of deferred financing costs	—	—	354	—	—
Gain on foreign currency transaction	—	—	—	—	(4,413)
Provision for loan losses	—	—	4,900	—	—
Property operating expenses (recovery)	361	3,893	1,665	(105)	1,090
Non-routine transaction costs	—	—	1,326	888	61
Loss on extinguishment of debt	—	657	—	—	—
Amortization of stock-based compensation related to extraordinary incentive plan	—	—	—	816	1,081
Extraordinary incentive plan payment	—	—	2,313	—	—
Unrealized loss (gain) on other real estate related investments, net	1,877	(1,800)	(9,734)	(1,287)	(1,968)
Normalized FFO attributable to CareTrust REIT, Inc.	$52,539	$60,896	$72,936	$77,848	$83,091

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES - 5 QUARTER TREND (continued)
(in thousands, except per share data)
(Unaudited)
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Net income attributable to CareTrust REIT, Inc.	$10,758	$33,441	$52,135	$65,802	$68,545
Real estate related depreciation and amortization	13,853	14,002	15,507	17,833	21,208
Noncontrolling interests' share of real estate related depreciation and amortization	—	—	(837)	(2,223)	(2,513)
Amortization of deferred financing fees	614	614	619	914	984
Amortization of stock-based compensation	1,406	1,143	1,461	3,093	1,945
Amortization of stock-based compensation related to extraordinary incentive plan	—	—	—	816	1,081
Straight-line rental income	7	7	7	7	(1,760)
Amortization of lease incentives	4	5	13	48	48
Noncontrolling interests' share of amortization of lease incentives	—	—	(6)	(24)	(24)
Amortization of above and below market leases	(575)	(809)	(926)	(926)	(972)
Noncontrolling interests' share of amortization of below market leases	—	—	463	463	463
Non-cash interest income	—	—	(281)	(623)	(703)
Impairment of real estate investments	25,711	8,417	5,353	—	—
(Gain) loss on sale of real estate, net	(21)	2,286	(46)	(3,876)	—
Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc.	51,757	59,106	73,462	81,304	88,302
Write-off of deferred financing costs	—	—	354	—	—
Gain on foreign currency transaction	—	—	—	—	(4,413)
Provision for loan losses	—	—	4,900	—	—
Property operating expenses (recovery)	361	3,893	1,665	(105)	1,090
Non-routine transaction costs	—	—	1,326	888	61
Loss on extinguishment of debt	—	657	—	—	—
Extraordinary incentive plan payment	—	—	2,313	—	—
Unrealized loss (gain) on other real estate related investments, net	1,877	(1,800)	(9,734)	(1,287)	(1,968)
Normalized FAD attributable to CareTrust REIT, Inc.	$53,995	$61,856	$74,286	$80,800	$83,072

FFO per share attributable to CareTrust REIT, Inc.	$0.35	$0.36	$0.40	$0.41	$0.45
Normalized FFO per share attributable to CareTrust REIT, Inc.	$0.36	$0.38	$0.40	$0.42	$0.43
FAD per share attributable to CareTrust REIT, Inc.	$0.36	$0.37	$0.40	$0.43	$0.46
Normalized FAD per share attributable to CareTrust REIT, Inc.	$0.37	$0.39	$0.41	$0.43	$0.43

Diluted weighted average shares outstanding [1]	145,380	160,025	182,222	187,574	193,055

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method.

CARETRUST REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)
	June 30, 2025	December 31, 2024
Assets:
Real estate investments, net	$3,256,024	$2,226,740
Financing receivable, at fair value (including accrued interest of $1,607 and $281 as of June 30, 2025 and December 31, 2024, respectively)	97,330	96,004
Other real estate related investments (including accrued interest of $4,980 and $4,725 as of June 30, 2025 and December 31, 2024, respectively)	840,900	795,203
Assets held for sale, net	55,166	57,261
Cash and cash equivalents	306,051	213,822
Accounts and other receivables	2,687	1,174
Prepaid expenses and other assets, net	88,415	35,608
Deferred financing costs, net	9,958	11,204
Total assets	$4,656,531	$3,437,016

Liabilities and Equity:
Senior unsecured notes payable, net	$397,371	$396,927
Senior unsecured term loan, net	496,019	—
Secured notes payable	103,005	—
Secured revolving credit facilities	158,985	—
Accounts payable, accrued liabilities and deferred rent liabilities	109,073	56,318
Dividends payable	67,101	54,388
Total liabilities	1,331,554	507,633

Redeemable noncontrolling interests	20,934	18,243

Equity:
Common stock	1,997	1,870
Additional paid-in capital	3,807,882	3,439,117
Cumulative distributions in excess of earnings	(528,376)	(532,570)
Accumulated other comprehensive income	19,029	—
Total stockholders' equity	3,300,532	2,908,417
Noncontrolling interests	3,511	2,723
Total equity	3,304,043	2,911,140
Total liabilities and equity	$4,656,531	$3,437,016

CARETRUST REIT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)
	For the Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net income	$133,095	$39,168
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including below-market ground leases)	39,122	27,337
Amortization of deferred financing costs	1,898	1,228
Unrealized (gain) loss on other real estate related investments, net	(3,255)	2,489
Amortization of stock-based compensation	6,935	3,526
Straight-line rental income	(1,753)	14
Amortization of lease incentives	97	4
Amortization of above and below market leases	(1,899)	(1,150)
Noncash interest income	(1,581)	(1,813)
Gain on sale of real estate, net	(3,876)	(32)
Impairment of real estate investments	—	28,455
Change in operating assets and liabilities:
Accounts and other receivables	573	(719)
Prepaid expenses and other assets, net	(459)	(983)
Accounts payable, accrued liabilities and deferred rent liabilities	3,260	4,271
Net cash provided by operating activities	172,157	101,795
Cash flows from investing activities:
Acquisitions of real estate, net of deposits applied	(820,046)	(204,554)
Purchases of equipment, furniture and fixtures and improvements to real estate	(6,783)	(1,323)
Investment in real estate related investments and other loans receivable	(21,715)	(244,825)
Preferred equity investments	(30,000)	(9,000)
Principal payments received on real estate related investments and other loans receivable	9,857	—
Escrow deposits for potential acquisitions of real estate	(1,020)	(9,075)
Net proceeds from sales of real estate	44,401	140
Net cash used in investing activities	(825,306)	(468,637)
Cash flows from financing activities:
Proceeds from the issuance of common stock, net	365,282	572,236
Proceeds from the issuance of senior unsecured term loan	500,000	—
Proceeds from the secured borrowing	—	75,000
Borrowings under unsecured revolving credit facility	525,000	—
Payments on unsecured revolving credit facility	(525,000)	—
Payments of deferred financing costs	(4,189)	(24)
Net-settle adjustment on restricted stock	(3,325)	(2,483)
Dividends paid on common stock	(117,440)	(77,723)
Contributions from noncontrolling interests	6,888	576
Distributions to noncontrolling interests	(2,157)	(54)
Net cash provided by financing activities	745,059	567,528
Effect of foreign currency translation	319	—
Net increase in cash and cash equivalents	92,229	200,686
Cash and cash equivalents as of the beginning of period	213,822	294,448
Cash and cash equivalents as of the end of period	$306,051	$495,134

CARETRUST REIT, INC.
DEBT SUMMARY
(dollars in thousands)
(Unaudited)

					June 30, 2025
	Interest		Maturity			% of	Deferred		Net Carrying
Debt	Rate		Date		Principal	Principal	Loan Costs		Value

Fixed Rate Debt

Senior unsecured notes payable	3.875%		2028		$400,000	34.4%	$(2,629)		$397,371
Secured notes payable[1]	3.000%		2035		50,816	4.4%	—		50,816
Secured notes payable[1]	2.932%		2035		52,189	4.5%	—		52,189
	3.689%				503,005	43.3%	(2,629)		500,376

Floating Rate Debt

Senior unsecured term loan	5.427%	[2]	2030		500,000	43.0%	(3,981)		496,019
Unsecured revolving credit facility	—%	[3]	2029	[4]	—	—%	—	[5]	—
Secured revolving credit facility[1]	6.217%		2029		64,550	5.6%	—		64,550
Secured revolving credit facility[1]	6.217%		2026		62,160	5.3%	—		62,160
Secured revolving credit facility[1]	6.217%		2029		32,275	2.8%	—		32,275
	5.617%				658,985	56.7%	(3,981)		655,004

Total Debt	4.782%				$1,161,990	100.0%	$(6,610)		$1,155,380

[1] Secured notes payable and secured revolving credit facilities were fully paid off subsequent to June 30, 2025.
[2] Funds can be borrowed at applicable SOFR plus 1.10% to 1.80% or at the Base Rate (as defined) plus 0.10% to 0.80%. The Company has entered into two interest rate swaps, with a notional amount of $250 million each, that convert the variable SOFR rate to an effective fixed interest rate of 3.5%.
[3] Funds can be borrowed at applicable SOFR plus 1.05% to 1.55% or at the Base Rate (as defined) plus 0.05% to 0.55%.
[4] Maturity date does not assume exercise of two 6-month extension options.
[5] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet.

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(shares in thousands)
(Unaudited)

2025 Guidance Increased

	Full Year 2025 Guidance[1]
	Low	High
Net income attributable to CareTrust REIT, Inc.	$1.43	$1.45
Real estate related depreciation and amortization	0.42	0.42
Noncontrolling interests' share of real estate related depreciation and amortization	(0.05)	(0.05)
(Gain) loss on sale of real estate	(0.02)	(0.02)
Funds from Operations (FFO) attributable to CareTrust REIT, Inc.	1.78	1.80
Property operating expenses	0.01	0.01
Amortization of extraordinary stock grants	0.02	0.02
Non-routine transaction costs	—	—
Gain on foreign currency transaction	(0.02)	(0.02)
Unrealized (gain) loss on other real estate related investments, net	(0.02)	(0.02)
Normalized FFO attributable to CareTrust REIT, Inc.	$1.77	$1.79

Net income attributable to CareTrust REIT, Inc.	$1.43	$1.45
Real estate related depreciation and amortization	0.42	0.42
Noncontrolling interests' share of real estate related depreciation and amortization	(0.05)	(0.05)
Amortization of deferred financing fees	0.02	0.02
Amortization of stock-based compensation	0.04	0.04
Amortization of extraordinary stock grants	0.02	0.02
Straight-line rental income	(0.04)	(0.04)
Amortization of above and below market leases	(0.01)	(0.01)
Noncontrolling interests' share of amortization of below market leases	—	—
Non-cash interest income	(0.01)	(0.01)
Amortization of lease incentives	—	—
Noncontrolling interests' share of amortization of lease incentives	—	—
(Gain) loss on sale of real estate	(0.02)	(0.02)
Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc.	1.80	1.82
Property operating expenses	0.01	0.01
Non-routine transaction costs	—	—
Gain on foreign currency transaction	(0.02)	(0.02)
Unrealized (gain) loss on other real estate related investments, net	(0.02)	(0.02)
Normalized FAD attributable to CareTrust REIT, Inc.	$1.77	$1.79
Weighted average shares outstanding:
Diluted	195,282	195,282

[1]This guidance assumes and includes (i) all investments, dispositions and loan repayments made to date, (ii) no new investments, dispositions, new loans or loan repayments, (iii) no new debt incurrences or new equity issuances, and (iv) estimated 2.5% CPI-based rent escalators under CareTrust's long-term net leases.

Non-GAAP Financial Measures
EBITDA attributable to CareTrust REIT, Inc. represents net income (loss) attributable to CareTrust REIT, Inc. before interest expense (including amortization of deferred financing costs), income tax expense, amortization of stock-based compensation, and depreciation and amortization. Normalized EBITDA attributable to CareTrust REIT, Inc. represents EBITDA attributable to CareTrust REIT, Inc. as further adjusted to eliminate the impact of certain items that the Company does not consider indicative of core operating performance, such as recovery of previously reversed rent, lease termination revenue, property operating expenses, gains or losses on foreign currency transactions, gains or losses from dispositions of real estate, real estate impairment charges, provision for loan losses, non-routine transaction costs, loss on extinguishment of debt, write-off of deferred financing costs, unrealized gains or losses on other real estate related investments and provision for doubtful accounts and lease restructuring, as applicable. EBITDA attributable to CareTrust REIT, Inc. and Normalized EBITDA attributable to CareTrust REIT, Inc. do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA attributable to CareTrust REIT, Inc. and Normalized EBITDA attributable to CareTrust REIT, Inc. do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs.
Funds from Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“Nareit”), and Funds Available for Distribution (“FAD”) are important non-GAAP supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation except on land, such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP.
FFO is defined by Nareit as net income computed in accordance with GAAP, excluding gains or losses from dispositions of real estate investments, real estate related depreciation and amortization and real estate impairment charges, adjustments for the share of consolidated joint ventures, and adjustments for unconsolidated partnerships and joint ventures. Noncontrolling interests' pro rata share information is prepared by applying noncontrolling interests' actual ownership percentage for the period and is intended to reflect noncontrolling interests' proportionate economic interest in the financial position and operating results of properties in our portfolio. The Company computes FFO attributable to CareTrust REIT, Inc. in accordance with Nareit’s definition.
FAD attributable to CareTrust REIT, Inc. is defined as FFO attributable to CareTrust REIT, Inc. excluding noncash income and expenses, such as amortization of stock-based compensation, amortization of deferred financing fees, amortization of above and below market intangibles, amortization of lease incentives, the effects of straight-line rent, adjustments for the share of consolidated joint ventures and non-cash interest income. The Company considers FAD attributable to CareTrust REIT, Inc. to be a useful supplemental measure to evaluate the Company’s operating results excluding these income and expense items to help investors, analysts and other interested parties compare the operating performance of the Company between periods or as compared to other companies on a more consistent basis.
In addition, the Company reports Normalized FFO attributable to CareTrust REIT, Inc. and Normalized FAD attributable to CareTrust REIT, Inc., which adjust FFO and FAD for certain revenue and expense items that the Company does not believe are indicative of its ongoing operating results, such as write-off of deferred financing costs, provision for loan losses, non-routine transaction costs, provision for doubtful accounts and lease restructuring, loss on extinguishment of debt, extraordinary incentive plan payment, unrealized gains or losses on other real estate related investments, gains or losses on foreign currency transactions, recovery of previously reversed rent, lease termination revenue and property operating expenses. By excluding these items, investors, analysts and our management can compare Normalized FFO and Normalized FAD between periods more consistently.
While FFO, Normalized FFO, FAD and Normalized FAD are relevant and widely-used measures of operating performance among REITs, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO, Normalized FFO, FAD and Normalized FAD do not purport to be indicative of cash available to fund future cash requirements.
Further, the Company’s computation of FFO, Normalized FFO, FAD and Normalized FAD may not be comparable to FFO, Normalized FFO, FAD and Normalized FAD reported by other REITs that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FAD differently than the Company does.
The Company also discloses Net Debt to Annualized Normalized Run Rate EBITDA, which compares the Company’s Net Debt as of the last day of the quarter to the Annualized Run Rate EBITDA attributable to CareTrust REIT, Inc. for the quarter. Net Debt is defined as the Company’s Total Debt as of the last day of the specified quarter adjusted to exclude the Company’s cash, cash equivalents, restricted cash and escrow deposits on acquisition of real estate as of such date as well as the net proceeds from the expected settlement of shares sold under equity forward contracts through the Company’s ATM Program that are outstanding as of such date. Normalized Run Rate EBITDA represents Normalized EBITDA, adjusted to give effect to the investments completed during the three months ended for the respective period as though such investments were completed as of the beginning of the period. Annualized Normalized Run Rate EBITDA is calculated as Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc. for the specified quarter multiplied by four.

The Company believes that net income attributable to CareTrust REIT, Inc., as defined by GAAP, is the most appropriate earnings measure. The Company also believes that the use of EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD and Normalized FAD, combined with the required GAAP presentations, improves the understanding of operating results of REITs among investors and makes comparisons of operating results among such companies more meaningful. The Company considers EBITDA and Normalized EBITDA, in each case attributable to CareTrust REIT, Inc., useful in understanding the Company’s operating results independent of its capital structure, indebtedness and other charges that are not indicative of its ongoing results, thereby allowing for a more meaningful comparison of operating performance between periods and against other REITs. The Company considers FFO, Normalized FFO, FAD and Normalized FAD, in each case attributable to CareTrust REIT, Inc., to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses from real estate dispositions, impairment charges and real estate related depreciation and amortization, and, for FAD and Normalized FAD, by excluding noncash income and expenses such as amortization of stock-based compensation, amortization of deferred financing fees, and the effects of straight-line rent, FFO, Normalized FFO, FAD and Normalized FAD can help investors compare the Company’s operating performance between periods and to other REITs. The Company believes that the disclosure of Net Debt to Annualized Normalized Run Rate EBITDA provides a useful measure to investors to evaluate the credit strength of the Company and its ability to service its debt obligations and to compare the Company’s credit strength to prior reporting periods and to other companies without the effect of charges that are not indicative of the Company’s ongoing performance or that could obscure the Company’s actual credit quality and after considering the effect of investments occurring during the period.